Exhibit 99.1




                             Servicer's Certificate
                           (Pursuant to Section 3.9 of
                      the Pooling and Servicing Agreement,
                              dated March 1, 1996)



                           Banc One Auto Trust 1996-A


              Interest Period April 15, 1998 through May 14, 1998

             Collection Period April 1, 1998 through April 30, 1998


The undersigned officer of Bank One, Texas, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.


Signed by: /s/ Tracie H. Klein         Attested: /s/ Chris Klimko
          ---------------------                 ------------------------
          Tracie H. Klein                       Chris Klimko
          Vice President                        Secretary
                                                Bank One, Texas, N.A.


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                            $537,526,728.62
(B) Total Certificate Balance                                                                           $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                      95.50%
    (ii)  Original Class A Principal Balance                                                            $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                       4.50%
    (ii)  Original Class B Principal Balance                                                             $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                6.25%
(E) Servicing Fee Rate (per annum)                                                                                 1.00%
(F) Weighted Average Coupon (WAC)                                                                                11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                     59.75  months
(H) Weighted Average Remaining Maturity (WAM)                                                                     50.62  months
(I) Number of Receivables                                                                                        41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                 1.75%
    (ii)  Reserve Fund Initial Deposit                                                                    $9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                               1.50%
          (c) Percent of Remaining Certificate Balance                                                             4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                     9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                            $159,113,704.75
(B) Total Certificate Balance                                                                           $159,113,704.75
(C) Total Certificate Pool Factor                                                                             0.2960108
(D) Class A Certificates
    (i)   Class A Certificate Balance                                                                   $159,954,172.43
    (ii)  Class A Certificate Pool Factor                                                                     0.2960108
(E) Class B Certificates
    (i)   Class B Certificate Balance                                                                     $7,159,532.32
    (ii)  Class B Certificate Pool Factor                                                                     0.2960108
(F) Reserve Fund Balance                                                                                 $14,320,233.43
(G) Cumulative Net Losses for All Prior Periods                                                          $19,533,445.91
(H) Charge-off Rate for Second Preceding Period                                                                    3.12%
(I) Charge-off Rate for Preceding Period                                                                           1.84%
(J) Delinquency Percentage for Second Preceding Period                                                             1.56%
(K) Delinquency Percentage for Preceding Period                                                                    1.52%
(L) Weighted Average Coupon (WAC)                                                                                11.510%
(M) Weighted Average Remaining Maturity (WAM)                                                                     30.52  months
(N) Number of Receivables                                                                                        19,231

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                           $9,338,396.63
    (ii)  Prepayments in Full                                                                                     $0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                          $0.00
    (iv) Other Refunds Related to Principal                                                                       $0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                            $1,476,774.97
    (ii)  Repurchased Loan Proceeds Related to Interest                                                           $0.00
(C) Weighted Average Coupon (WAC)                                                                                 11.51%
(D) Weighted Average Remaining Maturity (WAM)                                                                     29.71  months
(E) Remaining Number of Receivables                                                                              18,469

(F) Delinquent Receivables                                           Dollar Amount                             #  Units
                                                                     -------------                             --------
    (i)   30-59 Days Delinquent                                       $4,322,718              2.90%                 514
    (ii)  60-89 Days Delinquent                                         $898,546              0.60%                 111
    (iii) 90 Days or More Delinquent                                  $1,127,103              0.76%                 118



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                           $63,724.68
(B) Collection Account Investment Income                                                                     $27,383.44
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                             $617,248.53
    (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                               $610,948.58
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                           $6,299.95
    (ii)  Liquidation Proceeds Related to Interest                                                              $439.02
    (iii) Recoveries from Prior Month Charge Offs                                                           $291,545.17



E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                            $1,476,774.97
(B) Liquidation Proceeds Related to Interest                                                                    $439.02
(C) Repurchased Loan Proceeds                                                                                     $0.00
(D) Recoveries from Prior Month Charge Offs                                                                 $291,545.17
                                                                                                         --------------
(E) Interest Collections                                                                                  $1,768,759.16

Principal Collections:
(F) Principal Payments Received                                                                           $9,338,396.63
(G) Liquidation Proceeds Related to Principal                                                                 $6,299.95
(H) Other Refunds Related to Principal                                                                            $0.00
                                                                                                         --------------
(I) Principal Collections                                                                                 $9,344,696.58

(J) Total Collections
                                                                                                         $11,113,455.74

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee:
    (i)   Servicing Fee                                                                                     $132,594.75
    (ii)  Prior Collection Period unpaid Servicing Fees                                                           $0.00
                                                                                                         --------------
    (iii) Total Servicing Fee                                                                               $132,594.75

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                          $772,433.71
    (ii)  Class A prior period Interest Carryover Shortfall                                                       $0.00
                                                                                                          -------------
    (iii) Class A Interest Distribution                                                                     $772,433.71
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                           $37,289.23
    (ii)  Class B prior period Interest Carryover Shortfall                                                       $0.00
                                                                                                          -------------
    (iii) Class B Interest Distribution                                                                      $37,289.23

(D) Total Certificate Interest Distribution                                                                 $809,722.94
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                        $942,317.69


Principal:
(F) Principal Collections                                                                                 $9,344,696.58
(G) Realized Losses                                                                                         $610,948.58
                                                                                                          -------------
(H) Total Monthly Principal                                                                               $9,955,645.16

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                        9,507,677.69
    (ii)  Class A prior period Principal Carryover Shortfall                                                      $0.00
                                                                                                          -------------
    (iii) Class A Principal Distribution                                                                  $9,507,677.69
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                         $447,967.47
    (ii)  Class B prior period Principal Carryover Shortfall                                                      $0.00
                                                                                                          -------------
    (iii) Class B Principal Distribution                                                                    $447,967.47

(K) Total Principal Distribution                                                                          $9,955,645.16

(L) Total Interest and Principal Distribution Amounts plus Servicing Fee                                 $10,897,962.85



G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                $1,768,759.16
(B) Class B Percentage of Principal Collections                                                             $420,477.03
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                               $132,594.75
    (ii)  Servicing Fee paid                                                                                $132,594.75
                                                                                                         --------------
    (iii)  Unpaid Servicing Fee                                                                                   $0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                       $1,636,164.41
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                     $772,433.71
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                  $772,433.71
    (iii) Total Interest Collections available after Class A Interest Distribution paid                     $863,730.70
    (iv)  Class A Interest Distribution remaining to be paid                                                      $0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections                     $0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                      $0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                    $0.00
    (viii)Class A Interest Carryover Shortfall                                                                    $0.00
    (ix)  Class A Interest Distribution paid                                                                $772,433.71

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                      $37,289.23
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest
            Distribution                                                                                     $37,289.23
    (iii) Total Interest Collections available after Class B Interest Distribution paid                     $826,441.47
    (iv)  Class B Interest Distribution remaining to be paid                                                      $0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                    $0.00
    (vi)  Class B Interest Carryover Shortfall                                                                    $0.00
    (vii) Class B Interest Distribution paid                                                                 $37,289.23

(G) Total Interest Paid                                                                                     $809,722.94
(H) Total Interest and Servicing Fee Paid                                                                   $942,317.69
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
      Distribution paid                                                                                     $826,441.47

Total Collections available to be distributed:
(J) Total Principal Collections                                                                           $9,344,696.58
(K) Excess Interest                                                                                         $826,441.47
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                   $0.00
(M) Total Collections available to be distributed as principal                                           $10,171,138.05

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                  $9,507,677.69
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed          $9,507,677.69
    (iii) Total Collections available after Class A Principal Distribution paid                             $663,460.35
    (iv)  Class A Principal Distribution remaining to be paid                                                     $0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                   $0.00
    (vi)  Class A Principal Carryover Shortfall                                                                   $0.00
    (vii) Total Class A Principal Distribution paid                                                       $9,507,677.69

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                    $447,967.47
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed            $447,967.47
    (iii) Total Collections available after Class B Principal Distribution paid                             $215,492.89
    (iv)  Class B Principal Distribution remaining to be paid                                                     $0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                   $0.00
    (vi)  Class B Principal Carryover Shortfall                                                                   $0.00
    (vii) Total Class B Principal Distribution paid                                                         $447,967.47

(P)  Total Excess Cash to the Reserve Fund                                                                  $215,492.89



H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                 Beginning                         End
                                                                 of Period                      of Period
                                                             ------------------             ------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                      $159,113,704.75                $149,158,059.59
    (ii)   Aggregate Certificate Pool Factor                            0.2960108                      0.2774896
    (iii)  Class A Principal Balance                              $151,954,172.43                $142,446,494.74
    (iv)   Class A Pool Factor                                          0.2960108                      0.2774896
    (v)    Class B Principal Balance                                $7,159,532.32                  $6,711,564.85
    (vi)   Class B Pool Factor                                          0.2960108                      0.2774896

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                    11.51%                         11.51%
    (ii)   Weighted Average Remaining Maturity (WAM)                        30.52 months                   29.71 months
    (iii)  Remaining Number of Receivables                                 19,231                         18,469
    (iv)   Pool Balance                                           $159,113,704.75                $149,158,059.59



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                             $14,320,233.43
(B) Less: Draw to pay Class A Interest Distribution                                                        $0.00
(C) Reserve Account Balance after draw                                                            $14,320,233.43
(D) Less: Draw to pay Class B Interest Distribution                                                        $0.00
(E) Reserve Account Balance after draw                                                            $14,320,233.43
(F) Less: Draw to pay Class A Principal Distribution                                                       $0.00
(G) Reserve Account Balance after draw                                                            $14,320,233.43
(H) Less: Draw to pay Class B Principal Distribution                                                       $0.00
(I) Reserve Account Balance after draw                                                            $14,320,233.43
(J) Total excess Collections deposited in the Reserve Fund                                           $215,492.89
(K) Reserve Fund Balance                                                                          $14,535,726,32
(L) Specified Reserve Account Balance                                                             $13,424,225.36
(M) Reserve Account Release to Seller                                                              $1,111,500.95
                                                                                                   -------------
(N) Ending Reserve Account Balance                                                                $13,424,225.36
                                                                                                   =============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                       $6,299.95
    (ii)  Liquidation Proceeds Related to Interest                                                                          $439.02
    (iii) Recoveries on Previously Liquidated Contracts                                                                 $291,545.17
(B) Realized Losses for Collection Period                                                                               $610,948.58
(C) Charge-off Rate for Collection Period (annualized)                                                                         2.49%
(D) Cumulative Aggregate Net Losses for all Periods                                                                  $19,852,849.32
(E) Delinquent Receivables
                                                                Dollar Amount                          #  Units
                                                                -------------                          --------
    (i)   30-59 Days Delinquent                                  $4,322,718              2.90%              514
    (ii)  60-89 Days Delinquent                                    $898,546              0.60%              111
    (iii) 90 Days or More Delinquent                             $1,127,103              0.76%              118



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                                  3.12%
    (ii)  Preceding Collection Period                                                                                         1.84%
    (iii) Current Collection Period                                                                                           2.49%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                                 2.48%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                                  1.56%
    (ii)  Preceding Collection Period                                                                                         1.52%
    (iii) Current Collection Period                                                                                           1.36%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                                 1.48%

(C) Loss and Delinquency Trigger Indicator                                                                     Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                 Per $1,000 of
                                                                                                                Original Principal
(A)  Amount of distribution allocable to principal:                                          Dollars ($)             Balance
                                                                                          ------------------    ------------------
    (i)    Class A Certificates                                                                $9,507,677.69        18.5212095
    (ii)   Class B Certificates                                                                  $447,967.47        18.5212095

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)              Balance
                                                                                          ------------------    -----------------
    (i)    Class A Certificates                                                                  $772,433.71          1.5047215
    (ii)   Class B Certificates                                                                   $37,289.23          1.5417228

(C)  Pool Balance as of the close of business on the last day of the
       Collection Period                                                                     $149,158,059.59
                                                                                          ------------------


                                                                                                                  Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                              Original Principal
       Collection Period                                                                      Dollars ($)           Balance
                                                                                          ------------------   ------------------
    (i)  Total Servicing Fee                                                                     $132,594.75
    (ii) Class A Percentage of the Servicing Fee                                                 $126,628.48          0.2466756
    (ii) Class B Percentage of the Servicing Fee                                                   $5,966.28          0.2466756

                                                                                                                  Per $1,000 of
                                                                                                                Original Principal
                                                                                             Dollars ($)             Balance
                                                                                          ------------------    ------------------
(E) (i)   Class A Interest Carryover Shortfall                                                        $0.00          0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                       $0.00          0.0000000
    (iii) Class B Interest Carryover Shortfall                                                        $0.00          0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                       $0.00          0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)   Class A Interest Carryover Shortfall                                                        $0.00          0.0000000
    (vi)  Class A Principal Carryover Shortfall                                                       $0.00          0.0000000
    (vii) Class B Interest Carryover Shortfall                                                        $0.00          0.0000000
    (viii)Class B Principal Carryover Shortfall                                                       $0.00          0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
       payments allocated to principal                                                                            Pool Factor
                                                                                                                ---------------
    (i)   Class A Pool Factor                                                                                        0.2774896
    (ii)  Class B Pool Factor                                                                                        0.2774896

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)            $610,948.58
                                                                                             ---------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
       Collection Period                                                                      $2,025,649.04

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
       giving effect to distributions made on such Distribution Date                         $13,424,225.36
                                                                                             --------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
       giving effect to all payments allocated to principal                                                     Principal Balance
                                                                                                                -----------------
    (i)   Class A Principal Balance                                                                              $142,446,494.74
    (ii)  Class B Principal Balance                                                                                $6,711,564.85

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                                           $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
       purchased by the Servicer with respect to the Related Collection Period ($)                    $0.00
                                                                                             ---------------


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                  $132,594.75
     (ii)  Servicing Fees retained by the Seller                                          $132,594.75
                                                                                      ---------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
             Date (i-ii)                                                                                         $0.00
                                                                                                         -------------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
        Account:
      (i)   for the Class A Interest Distribution                                         $772,433.71
      (ii)  for the Class A Principal Distribution                                      $9,507,677.69
                                                                                      ---------------
      (iii) Total (i+ii)                                                                                $10,280,111.40
                                                                                                        --------------

(C)  Withdraw from the Collection Account and deposit in the Class B Distribution
        Account:
      (i)   for the Class B Interest Distribution                                         $37,289.23
      (ii)  for the Class B Principal Distribution                                       $447,967.47
                                                                                     ---------------
      (iii) Total (i+ii)                                                                                   $485,256.70
                                                                                                        --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
       Reserve Fund                                                                                        $215,492.89
                                                                                                         -------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution Account:
     (i)    Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
              Collections                                                                                        $0.00
     (ii)   Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
              B Interest Distribution                                                                            $0.00
                                                                                                         -------------
     (iii)  Total                                                                                                             $0.00
                                                                                                                       ------------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution Account:
     (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of the
              Class A Interest Distribution                                                                      $0.00
     (ii)   Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
              B Interest Distribution, and the Class A Principal Distribution                                    $0.00
                                                                                                         -------------
     (iii)  Total                                                                                                             $0.00
                                                                                                                       ------------